UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DYNATEM, INC. (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 7, 2004

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Dynatem, Inc., which will be held at 23263 Madero, Suite C, Mission Viejo, California 92691, at 10:00 A.M. on Thursday, October 28, 2004.

At the meeting, you will be asked to elect the Company’s Board of Directors for the ensuing year, and to ratify the appointment of Squar Milner Reehl & Williamson, LLP as the Company’s independent certified public accountants for the fiscal year ending May 31, 2005. The Board of Directors of the Company urges you to vote FOR both proposals.

Although you may presently plan to attend the meeting, please indicate on the enclosed proxy card your vote on the matters presented and sign, date and return the proxy card in the enclosed postage paid envelope. If you do attend the meeting and wish to vote in person, you may withdraw your proxy at that time.

Sincerely,

/s/ Michael Horan
Michael Horan
President & Chief
Executive Officer

DYNATEM, INC.

23263 Madero, Suite C

Mission Viejo, California 92691

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held October 28, 2004

To the Shareholders of Dynatem, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of DYNATEM, INC., a California corporation (the “Company”), will be held on Thursday, October 28, 2004, at 10:00 A.M. at the Company’s principal office, located at 23263 Madero, Suite C, Mission Viejo, California 92691, for the following purposes:

1. To elect seven directors;

2. To ratify the appointment of Squar Milner Reehl & Williamson, LLP as the Company’s independent certified public accountants for the fiscal year ending May 31, 2005; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on September 30, 2004, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournment thereof.

Holders of a majority of the outstanding shares of the Company’s common stock must be present either in person or by proxy in order for the meeting to be held. The proxy is revocable at any time and will not affect your right to vote in person if you attend the Annual Meeting.

By Order of the Board of Directors,

/s/ Eileen Schmalbach
Eileen Schmalbach,
Secretary

Mission Viejo, California

October 7, 2004

WHETHER OR NOT YOU ATTEND THE SHAREHOLDERS’ MEETING, YOU ARE REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE.

DYNATEM, INC.

ANNUAL MEETING OF SHAREHOLDERS

To be Held October 28, 2004

PROXY STATEMENT

SOLICITATION OF PROXIES

The Board of Directors of DYNATEM, INC. (the “Company”) is soliciting the enclosed proxy for use at the Annual Meeting of Shareholders of the Company, to be held on Thursday, October 28, 2004, 10:00 A.M. at the Company’s principal office, located at 23263 Madero, Suite C, Mission Viejo, California 92691 (the “Annual Meeting”). Whether or not you plan to attend the Annual Meeting, you are requested to date, sign and return the attached proxy to the Company as promptly as possible in the enclosed envelope. The shares of the Company’s common stock (the “Common Stock”) represented by proxies will be voted in accordance with the Board of Director’s recommendations unless the proxy indicates otherwise. Any shareholder giving a proxy may revoke it at any time prior to its use by filing with the Secretary of the Company a written revocation or a proxy bearing a later date, or by voting in person at the Annual Meeting. The cost of the solicitation of the proxies will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers and employees of the Company may solicit proxies personally, or by other appropriate custodians, nominees or fiduciaries holding shares of Common Stock in their names for others, to send proxy materials and to obtain proxies from their principals and the Company will reimburse them for their expenses in doing so.

The approximate date on which this proxy statement and the form of proxy is first being sent or given to the Company’s shareholders is October 7, 2004.

The Company’s Annual Report for the fiscal year ended May 31, 2004, is being mailed concurrently with this proxy statement. Brokerage houses, custodians, nominees and others may obtain additional copies of the Annual Report, Form 10-KSB or this proxy statement by request to the Company.

The address of the Company’s principal executive office is 23263 Madero, Suite C, Mission Viejo, California 92691.

VOTING RIGHTS

Shareholders of Common Stock of record at the close of business on September 30, 2004, are entitled to notice of, and to vote at, the Annual Meeting. As of September 30, 2004, there were 1,499,564 shares of Common Stock outstanding, all of one class, all of which are entitled to be voted at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of a majority of the shares of Common Stock outstanding on September 30, 2004, will constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining a quorum, but are not considered as having voted for purposes of determining the outcome of a vote.

Each share of Common Stock is entitled to one vote; provided, however, that, shareholders are entitled to cumulative voting in the election of directors. As provided by the Company’s Bylaws and by California law, in electing directors no shareholder shall be entitled to accumulate his votes (i.e., cast for any one candidate a number of votes greater than the number of such shareholder’s shares of Common Stock) unless the candidate’s name has been placed in nomination by a shareholder present at the Annual Meeting prior to the commencement of the voting and at least one shareholder has given notice prior to the commencement of voting of his intention to accumulate votes. If any shareholder has given such notice, then each shareholder may accumulate his votes and give to one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares of Common Stock are entitled, or may distribute his votes on the same principle among as many candidates as he may desire. Regardless of whether the shares of Common Stock are voted cumulatively, the candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. Unless otherwise instructed, the shares represented by proxies to management will be voted in the discretion of management so as to elect the maximum number of management nominees which may be elected by cumulative voting (if applicable).

PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth information regarding beneficial ownership of shares of Common Stock as of September 30, 2004, by (i) all persons known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) each director and nominee for director and all named executive officers, and (iii) all current executive officers and directors as a group. Persons named in the following table have sole voting and investment powers with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable and other information contained in the footnotes to the table. Information with respect to beneficial ownership is based upon the Company’s Common Stock records and data supplied to the Company by its shareholders.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Michael Horan c/o Dynatem, Inc. 23263 Madero, Suite C Mission Viejo, CA 92691	143,904	(1)	9.60%

Eileen Schmalbach c/o Dynatem, Inc. 23263 Madero, Suite C Mission Viejo, CA 92691	695,832		46.40%

Robert E. Anslow c/o Dynatem, Inc. 23263 Madero, Suite C Mission Viejo, CA 92691	19,500	(2)	1.30%

Charles Spear c/o Dynatem, Inc. 23263 Madero, Suite C Mission Viejo, CA 92691	48,500	(3)	3.23%

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Costis Toregas c/o Public Technology, Inc. 1301 Pennsylvania Ave., N.W. Washington, D.C. 20004	10,000		0.67%

Richard Jackson c/o Dynatem, Inc. 23263 Madero, Suite C Mission Viejo, CA. 92691	10,000		0.67%

H. Richard Anderson c/o Dynatem, Inc. 23263 Madero, Suite C Mission Viejo, CA 92691	10,000	(3)	0.67%

Belen Ramos c/o Dynatem, Inc. 23263 Madero, Suite C Mission Viejo, CA 92691	35,500	(4)	2.37%

Executive Officers and Directors as a group (8 persons)	973,236	(5)	64.90%

(1)	Includes 42,500 shares which are issuable upon the exercise of outstanding stock options.
(2)	Includes 12,500 shares which are issuable upon the exercise of outstanding stock options.
(3)	Includes 10,000 shares which are issuable upon the exercise of outstanding stock options.
(4)	Includes 27,500 shares which are issuable upon the exercise of outstanding stock options.
(5)	Includes 102,500 shares which are issuable upon the exercise of outstanding stock options.

ELECTION OF DIRECTORS

(Proposal Number 1)

Seven directors, constituting the entire Board of Directors, are to be elected to hold office until the next annual meeting and until their successors are duly elected and qualified. Unless otherwise directed, the proxy holders will vote all proxies with a view toward the election of the following nominees, all of whom are currently members of the Company’s Board of Directors. If any of the persons named below is unable to serve or for good cause will not serve, the proxy will be voted for such other person or persons as the Board of Directors may recommend.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES:

Information Concerning Nominees for Director

The Nominees for Director of the Company are as follows:

Name	Age	Position
Michael Horan	54	President, Chief Executive Officer and Director
Eileen Schmalbach	56	Executive Vice President, Corporate Secretary and Director
Robert E. Anslow	72	Chairman of the Board, Director
Costis Toregas	57	Director
Richard Jackson	80	Director
Charles Spear	61	Director
H. Richard Anderson	60	Director

Michael Horan was elected President and Chief Executive Officer in November of 2001. He has been a Director since June 2000, and has been with the Company since 1983, serving as National Sales Manager from 1983 until 1989 at which time he became Vice President of Sales and Marketing.

Eileen Schmalbach has been Vice-President and Corporate Secretary since November 2001 and a Director of the Company since August 1981. She was President and Chief Executive Officer from March 1988 to November 2001.

Robert E. Anslow has been a Director of the Company since September 16, 1988. He was elected Chairman of the Board on November 10, 2000. In February 2001, he joined Dynatem to coordinate engineering and manufacturing operations. Prior to joining Dynatem’s staff, he was Engineering Director of Sensortronics, Inc., a precision transducer manufacturer. He was President of JP Technologies, Inc., a manufacturer of strain gages and precision foil resistors from 1993-1998 when he joined JP Tech’s new parent, Sensortronics.

Costis Toregas has been a Director of the Company since March 1988. He is currently the President of Public Technology Inc., a public interest corporation, where he has held various positions since 1971.

Charles Spear has been a Director of the Company since January 1997. He is Chairman of the Board of Spear, Inc., a privately held financial services company. From April 1995 until February 1996, he was Director and Chief Financial Officer of Smith Micro Software, Inc. From April 1983 until December 1992, Mr. Spear was Chairman of the Board, President and Chief Financial Officer of Spear Financial Services, Inc., a public company which he founded. From May 1981 until April 1983, he was Chief Operating Officer of Trading Company of the West, a partnership operating Pacific Stock Exchange specialist posts. From 1968 until 1981, Mr. Spear was employed by The First National Bank of Chicago, most recently as Vice President. Mr. Spear is admitted to the practice of law in Illinois. He is a member of the Board of Directors of several privately held companies.

Richard Jackson has been a Director of the Company since October 18, 1991. He previously was the president of Consultant for Corporate Communications, founded in 1970 to provide corporate and investor relations communication services to public corporations.

H. Richard Anderson has been a Director of the Company since March 13, 1998. He is currently responsible for technical subcontract management with Integrated Defense Systems, The Boeing Company. From 1976 until March 2004, Mr. Anderson held various management positions in the marketing, business planning and development, program and product line management, and engineering functions of Conexant Systems, Inc., and its predecessor, the semiconductor business unit of Rockwell International.

Directors of the Company serve one-year terms until their successors are elected and qualified. Officers of the Company are appointed annually by the Board of Directors. Mr. Horan is the brother of Eileen Schmalbach, an executive officer of the Company.

Compensation of Directors; Meetings and Attendance

Each non-employee director receives a fee of $500 for each meeting of the Board of Directors attended. In addition, directors are reimbursed for reasonable travel expenses incurred in connection with attendance at such meetings. Directors are also entitled to participate in the Company’s Stock Option Plans. During the fiscal year ended May 31, 2004, three meetings of the Board of Directors were held. No director attended fewer than 75% of the total number of meetings of the Board and committees on which such director served.

Board Committees

The Board does not have any standing nominating or compensation committees. The Board believes that it is more efficient to deal with nomination and compensation issues at the Board level, with all directors participating other than the interested director(s), if any. The Board does not have a policy with regard to consideration of any director candidate recommended by shareholders but would evaluate such individuals in the same manner that it evaluates other director nominees.

The Board of Directors has established an Audit Committee, which is currently composed of Messrs. Spear and Toregas. The current charter for the Audit Committee is included as Annex 1. The Audit Committee retains the Company’s independent accountants, reviews the arrangements for and the scope of the audit by the Company’s independent accountants and reviews their independence and oversees generally the integrity and quality of the Company’s financial accounting and reporting practices and its system of internal accounting controls. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the Company’s financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Board of Directors has designated Charles Spear as its “audit committee financial expert.”

Audit Committee Report

The Audit Committee held four (4) meetings during fiscal year 2004. The financial statements of the Company for fiscal year ended May 31, 2004, have been examined by Squar Milner Reehl & Williamson, LLP, the Company’s independent auditors. The Board of Directors, upon recommendation of the Audit Committee, has appointed Squar Milner Reehl & Williamson, LLP as the Company’s independent auditors for the fiscal year ending May 31, 2005.

The Audit Committee hereby reports as follows:

(1)	The Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors;

(2)	The Audit Committee has discussed with Squar Milner Reehl & Williamson, LLP, the Company’s independent auditors for fiscal year 2004, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, modified or supplemented;

(3)	The Audit Committee has received the written disclosure and letter from Squar Milner Reehl & Williamson, LLP, required by Independence Standards Board Standard No. 1 and has discussed with Squar Milner Reehl & Williamson, LLP, their independence; and

(4)	In reliance on the foregoing reviews and discussions, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended May 31, 2004, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Charles Spear
Costis Toregas

The following table sets forth the fees paid by the Company for professional services rendered by Squar Milner Reehl & Williamson, LLP, for the audit of the annual financial statements for fiscal years 2004 and 2003 and fees billed for other services rendered by Squar Milner Reehl & Williamson, LLP:

	2004	2003
Audit Fees	$15,000	$15,000
Audit Related Fees	$3,000	$0
Tax Fees	$3,000	$0
All Other Fees	$0	$0

Shareholder Communications with the Board of Directors

Historically, the Company has not adopted a formal process for shareholder communications with its Board of Directors. Nevertheless, the Company has made reasonable efforts to ensure that the views of shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to shareholders in a timely manner. The Company believes that its responsiveness to shareholder communications to the Board has been excellent.

Executive Officers

Set forth below is certain information concerning the executive officers of the Company.

Michael Horan was elected President and Chief Executive Officer in November of 2001. He has been a Director since June 2000, and has been with the Company since 1983, serving as National Sales Manager from 1983 until 1989 at which time he became Vice President of Sales and Marketing.

Eileen Schmalbach has been Vice-President and Corporate Secretary since November 2001 and a Director of the Company since August 1981. She was President and Chief Executive Officer from March 1988 to November 2001.

Belen Ramos, 60, has been Chief Financial Officer of the Company since October 1987. She had been Chief Accountant for the Company since 1984.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes of ownership of the Company’s Common Stock with the Securities and Exchange Commission. Such persons are required to furnish the Company with copies all Section 16(a) reports which they file.

Based solely upon its review of these filings and written representations from certain of the Company’s executive officers and directors that no other reports were required, the Company believes that its directors, reporting officers and greater than ten percent shareholders complied with all these filing requirements during and with respect to the fiscal year ended May 31, 2004.

Compensation of Executive Officers

Summary Compensation Table. The following table sets forth certain information concerning the compensation of Michael Horan for each of the Company’s last three fiscal years.

Summary Compensation Table

Michael Horan

Fiscal Year	Salary	Bonus ($)	Other Annual Compensation	Awards Options/SAR’s
2004	$112,311	$19,000	-0-
2003	$100,009	$13,636	-0-
2002	$99,904	$13,265	-0-

Mr. Horan was the only person who served as an executive officer of the Company at the end of Fiscal 2004 and who received a total salary and bonus in excess of $100,000.

Option Grants in Fiscal 2004. 25,000 options were granted to Mr. Horan during the fiscal year ended May 31, 2004.

Option Exercises and Year-End Option Values. The following table sets forth certain information concerning the value of unexercised stock options held by Mr. Horan at May 31, 2004:

Michael Horan:

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Value
Number of Securities Underlying Unexercised Options/SARs at FY-End (#)	Value of Unexercised In-the-Money Options/SARs at FY-End ($)
-0-	-0-

Shares Acquired On Exercise (#)	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
25,000	$45,000	42,500/0	0/0

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth as of May 31, 2004, information on the Company’s equity compensation plans in effect as of that date:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column
Equity compensation plans approved by security holders	205,000	$0.66	81,150
Equity compensation plans not approved by security holders	N/A	N/A	N/A

(1)	Net of 88,850 options exercised during fiscal year 2004.

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

(Proposal Number 2)

The firm of Squar Milner Reehl & Williamson, LLP independent certified public accountants, has been the Company’s independent public accountants since March 2002, was selected by the Board of Directors to serve as independent public accountants for the fiscal year ending May 31, 2004, and has been selected by the Board of Directors, upon recommendation of the Audit Committee, to serve as independent public accountants for the fiscal year ending May 31, 2005. Representatives of Squar Milner Reehl & Williamson, LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions during the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF SQUAR MILNER REEHL & WILLIAMSON, LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS.

FINANCIAL INFORMATION

The Company’s Annual Report for the fiscal year ended May 31, 2004, is being mailed with this Proxy Statement. Such Annual Report is not incorporated in this Proxy Statement and is not considered a part of the proxy soliciting materials.

THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MAY 31, 2004, INCLUDING FINANCIAL STATEMENTS AND A LIST OF EXHIBITS, TO ANY PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED. REQUESTS SHOULD BE DIRECTED TO THE COMPANY’S SECRETARY, EILEEN SCHMALBACH, AT DYNATEM, INC., 23263 MADERO, SUITE C, MISSION VIEJO, CALIFORNIA 92691.

SHAREHOLDER PROPOSALS FOR 2005

In order to be considered for inclusion in the Company’s proxy statement and form of proxy relating to the Company’s Annual Meeting of Shareholders to be held in 2005, proposals by the shareholders intended to be presented at such Annual Meeting must be received by the Company no later than July 12, 2005. Also, any shareholder proposal received by the Company after July 12, 2005, will be considered untimely for the purposes of the proxy to be solicited by the Company.

OTHER MATTERS

The Board of Directors knows of no business other than that described herein which will be presented for consideration and action by the shareholders at the Annual Meeting. If, however, any other business shall properly come before the Annual Meeting, shares of Common Stock represented by proxies will be voted in accordance with the best judgment of the proxy holders or their substitutes.

By Order of the Board of Directors

/s/ Eileen Schmalbach
Eileen Schmalbach
Secretary

October 7, 2004

Mission Viejo, California

AUDIT COMMITTEE CHARTER

Authority

•	The Board, by resolution dated March 1, 2002 established the Audit Committee.

•	The Board adopted this Audit Committee Charter on September 13, 2004.

Purpose

The purpose of the Committee is to:

•	Recommend the appointment of independent auditors for consideration by the Board and the shareholders of the Company;

•	Review and appraise Internal Auditing’s performance and plans; and

•	Assist the Board in the discharge of its fiduciary responsibilities to the shareholders, potential shareholders and the investment community relating to the corporate accounting and reporting practices of the Company and the quality and integrity of the Financial reports of the Company and, in connection therewith, the assessment of the Company’s accounting principles, reporting practices, internal controls, code of conduct and compliance with laws and regulations, and the independence of the independent auditors.

Duties and Responsibilities

Relationship to Independent Auditor

The Committee will:

•	Review the independence of the independent auditor relative to the Company by:

•	obtaining from the independent auditor a formal written statement affirming their independence and delineating relationships between the auditor and the Company as required by and in compliance with Independence Standards Board Standard No. 1, and discussing with the independent auditor any matters that might reasonably be expected to affect independence.

•	reviewing the non-audit services provided by the independent auditor for any impact on independence.

•	Inform the independent auditor as to Committee expectations:

•	The independent auditor’s client is the Audit Committee (and the Board).

•	The independent auditor is to opine to the Committee as to the appropriateness and quality, not just the acceptability, of accounting principles and the clarity of financial disclosures. This includes providing judgments on the aggressiveness/conservatism of accounting principles and estimates.

•	The independent auditor is to advise the Audit Committee of any areas requiring special attention.

•	Review and approve the fee, scope and timing of the audit and such other services rendered by the independent auditor.

•	Review the independent auditor’s latest Peer Review results, its litigation status and any recent SEC or other disciplinary actions taken against it.

•	Inquire of both management and the principal independent auditor:

•	if any independent auditor other than the principal independent auditor has been engaged and, if so, why; and

•	if any opinion has been sought from an independent auditor other than the principal independent auditor and, if so, why.

•	Review and appraise the overall performance of the independent auditor annually.

•	Recommend annually to the Board a firm of independent auditors to be engaged by the Company, after consultation with management, and if appropriate, nominate the independent auditor to be proposed for stockholder approval in the proxy statement.

Relationship with Internal Auditing

The Committee will:

•	Review and concur with the appointment, replacement, reassignment or dismissal of the Internal Auditor.

•	Review and appraise the Internal Auditor’s performance annually.

•	Inform the Internal Auditor that he is to advise the Audit Committee of any areas requiring special attention.

•	Review and assess the adequacy of the Internal Audit Charter annually.

•	Review and approve the annual Internal Audit Plan, including its scope, coordination with the independent auditor and staffing and budget requirements.

•	Prepare a report of the audit committee, to be included in the proxy statement of the Company [beginning in 2004], which states whether the audit committee has (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as amended by SAS 90; (iii) received from the auditors disclosures regarding the auditor’s independence required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditors’ independence; and (iv) state whether, based on the review and discussions noted above the audit committee recommended to the Board of Directors that the audited financial statements be included in the company’s Annual Report on Form 10-KSB.

Accounting Principles, Reporting Practices, Internal Controls, Code of

Conduct and Legal and Regulatory Matters

The Committee will:

•	Review the appropriateness and soundness of the Company’s policies and practices with respect to accounting and financial controls, including:

•	the Internal Auditor’s annual report on internal controls

•	the risk assessment and review process in place to prevent a material financial statement misstatement

•	the planned scopes of the internal and external audits, including their probability of detecting material fraud or control weaknesses

•	the adequacy of EDP controls

•	Review the financial section of the Annual Report to Shareholders, the SEC Form 10-QSB and appropriate proxy material by making inquiries of management, company counsel, the Internal Auditor and the independent auditor, including focusing on:

•	the independent auditor’s engagement letter

•	a financial statement variance analysis comparing the current period to the prior period

•	the completeness of the financial statements

•	the appropriateness of accounting principles and any changes in accounting principles (including the reasons for and impacts of such changes)

•	significant new or emerging accounting or reporting issues and their resolution

•	the consistency of other disclosures with the financial statements

•	any material accruals, reserves or other estimates and any charges against such accruals

•	compliance with laws and regulations and the monitoring of compliance with the Company’s code of conduct

•	legal matters having potentially significant impacts on the financial statements (including how such matters are reflected in the financial statements)

•	the management representation letter provided by management to the independent auditor

•	the required communications from the independent auditor to the Audit Committee

•	Review the SEC Form 10-QSB and other significant SEC filings, either subsequent or prior to their filing as deemed appropriate by management and the Company’s legal counsel, by making inquiries of management, legal counsel, the Internal Auditor and the independent auditor.

•	the independent auditor will conduct a SAS 71 Interim Financial Review prior to the Company’s filing of its Form 10-QSB.

•	Review the independent auditor’s annual management letter findings and their dispositions by management.

•	Review the significant quarterly internal audit findings and their dispositions by management, including:

•	any audit findings from the review of executive officers’ expense reports and perquisites.

•	Review the results of capital project post audits.

•	Periodically review the management delegation of authority process.

•	Conduct or authorize investigation into any matters within the Committee’s scope of responsibilities.

Administrative

The Committee will:

•	Review the Committee’s Charter annually and propose to the Board for its approval any recommended modifications.

•	Assure that members, particularly new members, have the training necessary to carry out their duties.

•	Assure that the Committee has sufficient resources to carry out its duties.

•	Assess its own performance annually.

Membership

•	The Committee will have a minimum of two (and preferably three) directors.

•	All Committee members will be “independent”, as defined by the NASD.

•	Committee members are required to have backgrounds and a minimum level of financial literacy necessary to carry out their duties.

•	At least one member shall have more significant financial or accounting expertise.

•	The Board will appoint the Committee members and a Chairman.

•	The Board may fill vacancies on the Committee.

•	The Board may remove a Committee member from the membership of the Committee at any time with or without cause.

Committee Meetings and Action

•	A majority of the Committee members will be a quorum for the transaction of business.

•	The action of a majority of those present at a meeting at which a quorum is present will be the act of the Committee.

•	Any action required to be taken at a meeting of the Committee will be deemed the action of the committee if all of the Committee members executed, either before or after the action is taken, a written consent and the consent is filed with the Corporate Secretary.

•	The Chairman will report from time to time to the Board on Committee actions and on the fulfillment of the Committee’s duties under its charter.

•	The Chief Financial Officer will be the management liaison to the Committee.

•	The Committee Secretary will keep minutes of all Committee meetings, which will be distributed to all Board members.

•	The Committee will meet at least once each quarter and at such other times as may be requested by its Chairman.

•	The following management representatives should attend all meetings except executive and private sessions:

Chief Financial Officer

Controller

Internal Auditor

Other management representatives shall attend as necessary.

•	The Committee Secretary and the Chief Financial Officer will prepare a preliminary agenda. The Chairman will make the final decision regarding the agenda.

•	The agenda and all materials to be reviewed at the meetings should be received by the Committee members as far in advance of the meeting day as practicable (which will normally be 6 days).

•	The Committee Secretary should coordinate all mailings to the Committee members, to the extent practicable.

Line of Communication

•	The Internal Auditor and the independent auditor will have a direct line of communication to the Committee and may by-pass management if deemed necessary.

•	The Committee will meet privately with the Internal Auditor and with the independent auditor at least once annually.

•	The Company’s legal counsel will report directly to the Committee with regard to legal compliance.

•	The Committee may contact any employee in the Company, and any employee may bring before the Committee matters involving questionable, illegal or improper practices or transactions.

•	Disclosure:

•	The Committee will annually disclose in its annual report on Form 10-KSB or proxy statement the fact that this Charter has been adopted.

•	The Committee will annually disclose in its annual report on Form 10-KSB or proxy statement that the responsibilities outlined in the Charter have been fulfilled.

•	The Committee will disclose in its annual report on Form 10-KSB or proxy statement the current Charter at least every three years.

•	The Committee will disclose in its annual report on Form 10-KSB or proxy statement whether or not, in the last fiscal year:

•	management has reviewed the audited financial statements with the Committee including a discussion of the quality of the accounting principles as applied and significant judgments affecting the Company’s financial statements;

•	the independent auditors have discussed with the Committee their judgments of the quality of those principles as applied and judgments referenced (above) under the circumstances; and the Committee has discussed with the independent auditors the matters required by Statement of Auditing Standards No. 61, as amended by SAS 90.

•	the members of the Committee have discussed among themselves, without management or the independent auditors present, the information disclosed to the Committee described above; and

•	the Committee, in reliance on the review and discussions conducted with management and the independent auditors pursuant to this section, believes that the Company’s financial statements are fairly presented in conformity with General Accepted Accounting Principles in all material respects.

PROXY SOLICITED BY BOARD OF DIRECTORS
The undersigned hereby constitutes and appoints EILEEN SCHMALBACH and MICHAEL HORAN, and each of them, with full power of substitution, attorneys and proxies to represent and vote all shares of the Common Stock of DYNATEM, INC., (the “Company”) which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at 23263 Madero. Suite C, Mission Viejo. California 92691 on Thursday, October 28, 2004 at 10:00 A.M. or any adjournment thereof, in the following manner:

1. ELECTION OF DIRECTORS.	☐	FOR all nominees listed below. (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY To vote for all nominees listed below
E. Schmalbach, C. Toregas, R. Anslow, R. Jackson, C. Spear, R. Anderson, M. Horan

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.

2. RATIFICATION OF APPOINTMENT OF SQUAR, MILNER, REERL AND WILLIAMSON, LLP AS THE COMPANY’S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3. IN ACCORDANCE WITH THEIR BEST JUDGEMENT with respect to any other matters which may properly come before the meeting.

(Continued on the reverse side)

WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE CHOICES SPECIFIED ABOVE. IF NO CHOICES ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3 IN ACCORDANCE WITH THE BEST JUDGEMENT OF THE DESIGNATED INDIVIDUALS WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY OTHER MATTERS NOT KNOWN BY THE DESIGNATED INDIVIDUALS AT THE TIME THIS PROXY IS SOLICITED WHICH MAY PROPERLY COME BEFORE THE MEETING. IF ANY OF THE NOMINEES FOR DIRECTOR IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE PROXY HOLDER WILL VOTE FOR SUCH OTHER PERSON OR PERSONS AS THE BOARD OF DIRECTORS MAY RECOMMEND.

Please date and sign exactly as your name or names appear hereon. If more than one owner, all should sign. When signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If the signature is a corporation or partnership, sign the full corporate or partnership name by a duly authorized officer or partner.

DATED:	2004
Signature
Signature

PLEASE PROMPTLY COMPLETE, DATE, SIGN, AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE